As filed via EDGAR with the Securities and Exchange Commission on January 18,
2002

                                                               File No. 811-7843
                                                      Registration No. 333-13317
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

                         Pre-Effective Amendment No.                         |_|

                         Post-Effective Amendment No. 11                     |X|

                                       and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        | |

                                 Amendment No. 14                            |X|

                         -------------------------------
                            MUTUAL FUND SELECT GROUP
               (Exact Name of Registrant as Specified in Charter)


                                 522 Fifth Avenue
                            New York, New York 10036
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                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: 1-800-348-4782

                                   Copies to:

Sharon Weinberg                         Sarah E. Cogan, Esq.            John E. Baumgardner, Jr., Esq.
J.P. Morgan Fund Distributors, Inc.     Simpson Thacher & Bartlett      Sullivan & Cromwell
1211 Avenue of the Americas             425 Lexington Avenue            125 Broad Street
New York, New York 10036                New York, New York 10017        New York, New York 10004

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(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

         [ ]     Immediately upon filing pursuant to        [ ]     on (date) pursuant to
                 paragraph (b)                                      paragraph (b)
         [ ]     60 days after filing pursuant to           [ ]     on (date) pursuant to
                 paragraph (a)(1)                                   paragraph (a)(1) rule 485.
         [ ]     75 days after filing pursuant to           [X]     on 2/21/02 pursuant to
                 paragraph (a)(2)                                   paragraph (a)(2) rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                -------------

                                   PROSPECTUS DATED MARCH 1, 2002

                                   Subject to Completion dated January 18, 2002

JPMORGAN SELECT FUNDS
CLASS A AND CLASS B SHARES

SELECT INTERNATIONAL EQUITY FUND

[SIDENOTE]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OF SECURITIES OF THIS FUND OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIME TO STATE OTHERWISE.




                                                          [LOGO]JPMORGAN Fleming
                                                                Asset Management

CONTENTS

Select International Equity Fund                                       1

The Fund's Management and Administration

How Your Account Works                                                10

   Know Which Classes to Buy                                          10

   About Sales Charges                                                10

   Total Sales Charge for the Fund                                    10

   Buying Fund Shares                                                 11

   Selling Fund Shares                                                13

   Exchanging Fund Shares                                             14

   Other Information Concerning the Fund                              14

   Distributions and Taxes                                            15

Shareholder Services                                                  17

What the Terms Mean                                                   18

Risk and Reward Elements                                              19

How To Reach Us                                               Back cover

JPMorgan SELECT INTERNATIONAL EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 19-20.

THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth and income. Total return consist of capital growth and current Income.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 65% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks. These investments may take the form of depositary receipts.

The Fund's adviser seeks to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions.

The Fund's adviser will seek to diversify the Fund's portfolio by investing in at least three issuers in several countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund's assets may be invested in companies based in Japan, the United Kingdom, and other countries that are heavily represented in an index called the Morgan Stanley Capital International, Europe, Australia and Far East Index. However, the Fund may also invest in companies or governments in emerging markets.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities of an issuer located in one country but the security is denominated in the currency of another.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Although the Fund intends to invest primarily in equity securities and investment-grade debt securities, under normal market conditions it may invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The value of shares of the Fund will be influenced by conditions in the stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's portfolio can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-    ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares. As of the date of this prospectus, Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International Europe, Australia and Far East Index, a widely recognized market benchmark, and the Lipper International Equity Funds Index.

The performance for the period before Class A and Class B shares were launched is based on the performance of the Select Class Shares of the Fund. During this period, the actual returns of Class A and Class B shares would have been lower than the performance shown because Class A and Class B shares have higher expenses than Select Class Shares (or the Fund's predecessor). The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

On January 1, 1997, the Fund received the assets of two common trust funds which had been maintained by The Chase Manhattan Bank. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed in the past not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1994            -4.15%
1995             9.83%
1996            10.45%
1997             5.11%
1998            13.54%
1999            39.16%
2000           -16.59%
2001           -16.99%

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BEST QUARTER                            27.13%
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                             4th quarter, 1999
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WORST QUARTER                          -17.21%
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                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2001(1,2)


                                                 PAST 1 YEAR      PAST 5 YEARS       LIFE OF FUND
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CLASS A SHARES -- RETURN BEFORE TAXES
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CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS
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CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES
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CLASS B SHARES -- RETURN BEFORE TAXES
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CLASS C SHARES -- RETURN BEFORE TAXES
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MCSI EAFE INDEX
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LIPPER INT'L EQUITY FUND INDEX
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(1)  The Fund commenced operations on 5/31/93.
(2)  The Fund's fiscal year end is 10/31.
(3) The performance shown above is for Select Class Shares, which are not offered in this prospectus. The Class A and B and Select Class
     Shares are invested in the same portfolio of securities, however, the performance for Class A and B Shares would be lower because they have higher expenses than Select Class Shares.
(4) The after-tax returns are only for the Class A Shares offered by this prosectus and after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A SHARES          CLASS B SHARES
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MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*                  5.75%                   NONE
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MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                        NONE                    5.00%
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* The offering price is the net asset value of the shares purchased plus any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                                          CLASS A SHARES      CLASS B SHARES
----------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                1.00               1.00

DISTRIBUTION (RULE 12b-1) FEES                                 0.25               0.75

SHAREHOLDER SERVICE FEES                                       0.25               0.25

OTHER EXPENSES(1)                                              0.32               0.32
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TOTAL OPERATING EXPENSES                                       1.82               2.32

FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                       (0.32)             (0.32)
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NET EXPENSES(2)                                                1.50               2.00
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(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A and B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% and 2.00%, respectively, of the average daily net assets through 2/28/03.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                           1 YEAR         3 YEARS          5 YEARS         10 YEARS
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  CLASS A SHARES* ($)                       719            1,085            1,475           2,565
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  CLASS B SHARES** ($)                      703            994              1,411           2,506***
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IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                           1 YEAR         3 YEARS          5 YEARS         10 YEARS
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  CLASS B SHARES ($)                        203            694              1,211           2,506***
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   * Assumes sales charge is deducted when shares are purchased.
  ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Select Group, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the Fund was The Chase Manhattan Bank.

During the most recent fiscal year the adviser was paid a management fee (net of waivers), of 0.43% of average daily net assets.

Chase Fleming Asset Management (London) Limited (CFAM (London)) is the sub-adviser to the Fund. CFAM London is a wholly-owned subsidiary of J.P. Morgan Chase & Co. and makes the day-to-day investment decisions for the Fund. CFAM (London) is located at Colvile House, 32 Curzon Street, London W1Y8AL.

PORTFOLIO MANAGERS

James Fisher and Chee Chow are both Vice Presidents at CFAM (London). Mr. Fisher is the Director in-charge of EAFE funds. He has worked at CFAM (London) since 1991 in numerous investment roles. Mr. Chow has worked at CFAM (London) since September of 1992 and over this period had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the fund since August 2000. Mr. Chow has managed the Fund since May 2000.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Chase)(the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A and Class B Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

The Fund may issue multiple classes of shares. This prospectus relates to Class A and Class B Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to B Shares. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE FOR THE FUND

                                    AS % OF THE     AS %
                                    OFFERING        OF NET
AMOUNT OF                           PRICE           AMOUNT
INVESTMENT                          PER SHARE       INVESTED
-------------------------------------------------------------
LESS THAN $100,000                  5.75            6.10
-------------------------------------------------------------
$100,000 BUT UNDER $250,000         3.75            3.90
-------------------------------------------------------------
$250,000 BUT UNDER $500,000         2.50            2.56
-------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION       2.00            2.04
-------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

  YEAR         DEFERRED SALES CHARGE
------------------------------------------
  1            5%
------------------------------------------
  2            4%
------------------------------------------
  3            3%
------------------------------------------
  4            3%
------------------------------------------
  5            2%
------------------------------------------
  6            1%
------------------------------------------
  7            NONE
------------------------------------------
  8            NONE
------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B will generally be the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative which Fund you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE
CENTER
Call 1-800-348-4782
Or
Complete the application form and
mail it along with a check for the
amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC
INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A or Class B Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at its market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Fund invests in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, the Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to each such Fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

---------------------------------------------------------------------
THE JPMORGAN FUNDS SERVICE CENTER
---------------------------------------------------------------------
1-800-348-4782
---------------------------------------------------------------------

MINIMUM INVESTMENTS

TYPE OF                INITIAL     ADDITIONAL
ACCOUNT                INVESTMENT  INVESTMENTS
----------------------------------------------
REGULAR ACCOUNT        $2,500      $100
----------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)     $1,000      $100
----------------------------------------------
IRAS                   $1,000      $100
----------------------------------------------
SEP-IRAS               $1,000      $100
----------------------------------------------
EDUCATION IRAS         $  500      $100
----------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until your check has cleared, which may take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be cancelled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A or Class B Shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative you want to sell the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your
instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


THROUGH A SYSTEMATIC WITHDRAWAL
PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service
Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-    you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative the Fund you want to exchange to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION
CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O.Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund distributes any net investment income and net capital gain at least quarterly. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS

-  The Fund's share price and performance    -  Stocks have generally outperformed more  -  Under normal circumstances the Fund
   will fluctuate in response to stock          stable investments (such as bonds and       plans to remain fully invested, with at
   market movements                             cash equivalents) over the long term        least 65% in stocks; stock investments
                                                                                            may include convertible securities,
-  The value of most bonds will fall when    -  Foreign investments, which represent a      preferred stocks, depositary receipts
   interest rates rise; the longer a bond's     major portion of the world's securities,    (such as ADRs and EDRs), trust or
   maturity and the lower its credit            offer attractive potential performance      partnership interests, warrants, rights,
   quality, the more its value typically        and opportunities for diversification       and investment company securities
   falls
                                             -  Emerging markets can offer higher        -  The Fund seeks to limit risk and enhance
-  The Fund could lose money because of         returns                                     performance through active management,
   foreign government actions, political                                                    country allocation and diversification
   instability, or lack of adequate and/or   -  Most bonds will rise in value when
   accurate information                         interest rates fall                      -  During severe market downturns, the Fund
                                                                                            has the option of investing up to 100%
-  Investment risks tend to be higher in     -  Foreign bonds, which represent a major      of assets in investment-grade short-term
   emerging markets. These markets also         portion of the world's fixed income         securities
   present higher liquidity and valuation       securities, offer attractive potential
   risks                                        performance and opportunities for
                                                diversification
-  Adverse market conditions may from time
   to time cause the Fund to take temporary
   defensive positions that are
   inconsistent with its principal
   investment strategies and may hinder the
   Fund from achieving its investment
   objective
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

-  The Fund could underperform its           -  The Fund could outperform its benchmark  -  The adviser focuses its active
   benchmark due to its securities choices      due to these same choices                   management on securities selection, the
   and other management decisions                                                           area where it believes its commitment to
                                                                                            research can most enhance returns
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES

-  Currency exchange rate movements could    -  Favorable exchange rate movements could  -  Except as noted earlier in this
   reduce gains or create losses                generate gains or reduce losses             prospectus, the Fund manages the
                                                                                            currency exposure of its foreign
-  Currency risks tend to be higher in                                                      investments relative to its benchmark
   emerging markets; these markets also                                                     and may hedge a portion of its foreign
   present higher liquidity and valuation                                                   currency exposure into the U.S. dollar
   risks                                                                                    from time to time (see also
                                                                                            "Derivatives")
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-  When the Fund buys securities before      -  The Fund can take advantage of           -  The Fund segregates liquid assets to
   issue or for delayed delivery, it could      attractive transaction opportunities        offset leverage risk
   be exposed to leverage risk if it does
   not segregate liquid assets

-------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                           POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

- Derivatives such as futures,            - Hedges that correlate well with      - The Fund uses derivatives, such
  options, swaps, and forward               underlying positions can reduce        as futures, options, swaps, and
  foreign currency contracts(1)             or eliminate losses at low cost        forward foreign currency
  that are used for hedging the                                                    contracts, for hedging and for
  portfolio or specific securities        - The Fund could make money and          risk management (i.e., to
  may not fully offset the                  protect against losses if the          establish or adjust exposure to
  underlying positions and this             investment analysis proves             particular securities, markets
  could result in losses to the             correct                                or currencies); risk management
  Fund that would not have                                                         may include management of the
  otherwise occurred                      - Derivatives that involve               Fund's exposure relative to its
                                            leverage could generate                benchmark.
- Derivatives used for risk                 substantial gains at low cost
  management or for the Fund to                                                  - The Fund only establishes hedges
  increase the Fund's gain may not                                                 that it expects will be highly
  have the intended effects and                                                    correlated with underlying
  may result in losses or missed                                                   positions
  opportunities
                                                                                 - While the Fund may use
- The counterparty to a                                                            derivatives that incidentally
  derivatives contract could                                                       involve leverage, it does not
  default                                                                          use them for the specific
                                                                                   purpose of leveraging its
- Derivatives that involve                                                         portfolio
  leverage could magnify losses
                                                                                 - The Fund may use derivatives to
- Certain types of derivatives                                                     increase income or gain
  involve costs to the Fund which
  can reduce returns

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax
  purposes, affect the character
  of gain and loss realized by the
  Fund, accelerate recognition of
  income to the Fund, affect the
  holding period of the Fund's
  assets and defer recognition of
  certain of the Fund's losses.
-------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

- When the Fund lends a security,         - The Fund may enhance income          - The adviser maintains a list of
  there is a risk that the loaned           through the investment of the          approved borrowers
  securities may not be returned            collateral received from the
  if the borrower or the lending            borrower                             - The Fund receives collateral
  agent defaults                                                                   equal to at least 100% of the
                                                                                   current value of securities
- The collateral will be subject                                                   loaned
  to the risks of the securities
  in which it is invested                                                        - The lending agents indemnify the
                                                                                   Fund against borrower default

                                                                                 - The adviser's collateral
                                                                                   investment guidelines limit the
                                                                                   quality and duration of
                                                                                   collateral investment to
                                                                                   minimize losses

                                                                                 - Upon recall, the borrower must
                                                                                   return the securities loaned
                                                                                   within the normal settlement
                                                                                   period
-------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

- The Fund could have difficulty          - These holdings may offer more        - The Fund may not invest more
  valuing these holdings precisely          attractive yields or potential         than 15% of net assets in
                                            growth than comparable widely          illiquid holdings
- The Fund could be unable to sell          traded securities
  these holdings at the time or
  price it desires                                                               - To maintain adequate liquidity
                                                                                   to meet redemption, the Fund may
                                                                                   hold investment-grade short-term
                                                                                   securities (including repurchase
                                                                                   agreements and reverse
                                                                                   repurchase agreements) and, for
                                                                                   temporary or extraordinary
                                                                                   purposes, may borrow from banks
                                                                                   up to 33 1/3% of the value of
                                                                                   its total assets
-------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

- Increased trading could raise           - The Fund could realize gains in      - The Fund generally avoids
  the Fund's brokerage and related          a short period of time                 short-term trading, except to
  costs                                                                            take advantage of attractive or
                                          - The Fund could protect against         unexpected opportunities or to
- Increased short-term capital              losses if a stock is overvalued        meet demands generated by
  gains distributions could raise           and its value later falls              shareholder activity
  shareholders' income tax
  liability                                                                      - The Fund's portfolio turnover
                                                                                   rate for its most recent fiscal
                                                                                   year was 57%.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUND SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.


                           JPMorgan Funds Fulfillment
                            Center 393 Manley Street
                        West Bridgewater, MA 02379-1039

             The Fund's Investment Company Act File No. is 811-7843
       (C) 2002 J.P. Morgan Chase & Co. All Rights Reserved. January 2002

                                                                 PR-SELINTAB-202

                                    PROSPECTUS DATED MARCH 1, 2002
                                    SUBJECT TO COMPLETION DATED JANUARY 18, 2002




JPMORGAN SELECT
FUNDS

INSTITUTIONAL CLASS SHARES


SELECT INTERNATIONAL EQUITY FUND


                                                  THE SECURITIES AND EXCHANGE
                                                  COMMISSION HAS NOT APPROVED OR
                                                  DISAPPROVED OF THESE
                                                  SECURITIES OR DETERMINED IF
                                                  THIS PROSPECTUS IS TRUTHFUL OR
                                                  COMPLETE. ANY REPRESENTATION
                                                  TO THE CONTRARY IS A CRIMINAL
                                                  OFFENSE.


                                                  [LOGO] JPMorgan Fleming
                                                         Asset Management

[SIDENOTE]
The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

CONTENTS

Select International Equity Fund                     1

The Fund's Management and Administration             8

How Your Account Works                               9

   Buying Fund Shares                                9

   Selling Fund Shares                              10

   Exchanging Fund Shares                           10

   Other Information Concerning the Fund            10

   Distributions and Taxes                          11

Shareholder Services                                13

What the Terms Mean                                 14

Risk and Reward Elements                            15

How To Reach Us                             Back cover

JPMorgan SELECT INTERNATIONAL EQUITY FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 19-20.

THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth and income. Total return consist of capital growth and current Income.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 65% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks. These investments may take the form of depositary receipts.

The Fund's adviser seeks to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the adviser tries to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions.

The Fund's adviser will seek to diversify the Fund's portfolio by investing in at least three issuers in several countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Fund's assets may be invested in companies based in Japan, the United Kingdom, and other countries that are heavily represented in an index called the Morgan Stanley Capital International, Europe, Australia and Far East Index. However, the Fund may also invest in companies or governments in emerging markets.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities of an issuer located in one country but the security is denominated in the currency of another.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Although the Fund intends to invest primarily in equity securities and investment-grade debt securities, under normal market conditions it may invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The value of shares of the Fund will be influenced by conditions in the stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's portfolio can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]
WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares. As of the date of this prospectus, Institutional Class Shares will be introduced. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International Europe, Australia and Far East Index, a widely recognized market benchmark, and the Lipper International Equity Funds Index.

The performance for the period before Institutional Class Shares were launched is based on the performance of the Select Class Shares of the Fund. During this period, the actual returns of Institutional Class Shares would have been higher than the performance shown because Institutional Class Shares have lower expenses than Select Class Shares (or the Fund's predecessor).

On January 1, 1997, the Fund received the assets of two common trust funds which had been maintained by The Chase Manhattan Bank. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed in the past not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1994       -4.15%
1995        9.83%
1996       10.45%
1997        5.11%
1998       13.54%
1999       39.16%
2000      -16.59%
2001      -16.99%

 BEST QUARTER                            27.13%
                             4th quarter, 1999
 WORST QUARTER                          -17.21%
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1,3)

                                            PAST 1 YEAR        PAST 5 YEARS       LIFE OF FUND
                                            -----------        ------------       ------------
INSTITUTIONAL CLASS SHARES -- RETURN
BEFORE TAXES

INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS

INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS AND SALE OF
FUND SHARES

LIPPER INT'L EQUITY FUNDS INDEX (NO
EXPENSES)

The Fund commenced operations on 5/31/93.

(1) The Fund's fiscal year end is 10/31.

(2) The performance shown above is for Select Class Shares, which are not offered in this prospectus. The Institutional Class Shares are invested in the same portfolio of securities, however, the performance for Institutional Class Shares would be higher because they have lower expenses than Select Class Shares.

(3) The after-tax returns are only for the Institutional Class Shares offered in this prospectus and after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                           1.00
DISTRIBUTION (RULE 12b-1) FEES                                            None
SHAREHOLDER SERVICE FEES                                                  0.10
OTHER EXPENSES(1)                                                         0.29
TOTAL OPERATING EXPENSES                                                  1.39
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                  (0.54)
NET EXPENSES(2)                                                           0.85

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent that total operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/03.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 9/7/04 and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                   1 YEAR      3 YEARS     5 YEARS      10 YEARS
                                   ------      -------     -------      --------
Your cost ($)
(with or without redemption)         87          387         709          1,622

                    THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Select Group, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the Fund was The Chase Manhattan Bank.

During the most recent fiscal year the adviser was paid a management fee (net of waivers), of 0.43% of average daily net assets.

Chase Fleming Asset Management (London) Limited (CFAM (London)) is the sub-adviser to the Fund. CFAM London is a wholly-owned subsidiary of J.P. Morgan Chase & Co. and makes the day-to-day investment decisions for the Fund. CFAM (London) is located at Colvile House, 32 Curzon Street, London W1Y8AL.

PORTFOLIO MANAGERS
James Fisher and Chee Chow are both Vice Presidents at CFAM (London). Mr. Fisher is the Director in-charge of EAFE funds. He has worked at CFAM (London) since 1991 in numerous investment roles. Mr. Chow has worked at CFAM (London) since September of 1992 and over this period had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the fund since August 2000. Mr. Chow has managed the Fund since May 2000.

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (Chase) (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

                             HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after payment is converted into federal funds.

The Fund invests in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Fund.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be cancelled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm you want to sell shares of the Fund. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

The Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and they can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gain is distributed annually. You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of capital gains.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS

FOREIGN AND OTHER MARKET CONDITIONS       POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
-    The Fund's share price and           -    Stocks have generally outperformed      -    Under normal circumstances the Fund
     performance will fluctuate in             more stable investments (such as             plans to remain fully invested,
     response to stock market movements        bonds and cash equivalents) over             with at least 65% in stocks; stock
-    The value of most bonds will fall         the long term                                investments may include convertible
     when interest rates rise; the        -    Foreign investments, which                   securities, preferred stocks,
     longer a bond's maturity and the          represent a major portion of the             depositary receipts (such as ADRs
     lower its credit quality, the more        world's securities, offer                    and EDRs), trust or partnership
     its value typically falls                 attractive potential performance             interests, warrants, rights, and
-    The Fund could lose money because         and opportunities for                        investment company securities
     of foreign government actions,            diversification                         -    The Fund seeks to limit risk and
     political instability, or lack of    -    Emerging markets can offer higher            enhance performance through active
     adequate and/or accurate                  returns                                      management, country allocation and
     information                          -    Most bonds will rise in value when           diversification
-    Investment risks tend to be higher        interest rates fall                     -    During severe market downturns, the
     in emerging markets. These markets   -    Foreign bonds, which represent a             Fund has the option of investing up
     also present higher liquidity and         major portion of the world's fixed           to 100% of assets in
     valuation risks                           income securities, offer attractive          investment-grade short-term
-    Adverse market conditions may from        potential performance and                    securities
     time to time cause the Fund to take       opportunities for diversification
     temporary defensive positions that
     are inconsistent with its principal
     investment strategies and may
     hinder the Fund from achieving its
     investment objective

MANAGEMENT CHOICES

-    The Fund could underperform its      -    The Fund could outperform its           -    The adviser focuses its active
     benchmark due to its securities           benchmark due to these same choices          management on securities selection,
     choices and other management                                                           the area where it believes its
     decisions                                                                              commitment to research can most
                                                                                            enhance returns
FOREIGN CURRENCIES

-    Currency exchange rate movements    -    Favorable exchange rate movements        -    Except as noted earlier in this
     could reduce gains or create losses      could generate gains or reduce                prospectus, the Fund manages the
                                              losses                                        currency exposure of its foreign
-    Currency risks tend to be higher in                                                    investments relative to its
     emerging markets; these markets                                                        benchmark and may hedge a portion
     also present higher liquidity and                                                      of its foreign currency exposure
     valuation risks                                                                        into the U.S. dollar from time to
                                                                                            time (see also "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-    When the Fund buys securities        -    The Fund can take advantage of          -    The Fund segregates liquid assets
     before issue or for delayed               attractive transaction                       to offset leverage risk
     delivery, it could be exposed to          opportunities
     leverage risk if it does not
     segregate liquid assets

POTENTIAL RISKS

DERIVATIVES                                POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
-    Derivatives such as futures,          -    Hedges that correlate well with       -    The Fund uses derivatives, such as
     options, swaps, and forward foreign        underlying positions can reduce or         futures, options, swaps, and
     currency contracts(1) that are used        eliminate losses at low cost               forward foreign currency contracts,
     for hedging the portfolio or          -    The Funds could make money and             for hedging and for risk management
     specific securities may not fully          protect against losses if the              (i.e., to establish or adjust
     offset the underlying positions and        investment analysis proves correct         exposure to particular securities,
     this could result in losses to a      -    Derivatives that involve leverage          markets or currencies); risk
     Fund that would not have otherwise         could generate substantial gains at        management may include management
     occurred                                   low cost                                   of such Fund's exposure relative to
-    Derivatives used for risk                                                             its benchmark. The Fund may also
     management or for the Fund to                                                         use derivatives to increase the
     increase the Fund's gain may not                                                      Fund's gain
     have the intended effects and may                                                -    The Fund only establishes hedges
     result in losses or missed                                                            that it expects will be highly
     opportunities                                                                         correlated with underlying
-    The counterparty to a derivatives                                                     positions
     contract could default                                                           -    While the Fund may use derivatives
-    Derivatives that involve leverage                                                     that incidentally involve leverage,
     could magnify losses                                                                  it does not use them for the
-    Certain types of derivatives                                                          specific purpose of leveraging its
     involve costs to a Fund which can                                                     portfolio
     reduce returns                                                                   -    The Fund may use derivatives to
-    Derivatives used for non-hedging                                                      increase income or gain
     purposes could cause losses that
     exceed the original investment
-    Derivatives may, for tax purposes,
     affect the character of gain and
     loss realized by a Fund, accelerate
     recognition of income to a Fund,
     affect the holding period of a
     Fund's assets and defer recognition
     of certain of a Fund's losses.

SECURITIES LENDING

-    When a Fund lends a security, there   -    The Fund may enhance income through   -    The adviser maintains a list of
     is a risk that the loaned                  the investment of the collateral           approved borrowers
     securities may not be returned if          received from the borrower            -    The Fund receives collateral equal
     the borrower or the lending agent                                                     to at least 100% of the current
     defaults                                                                              value of securities loaned
-    The collateral will be subject to                                                -    The lending agents indemnify the
     the risks of the securities in                                                        Fund against borrower default
     which it is invested                                                             -    The adviser's collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment
                                                                                           to minimize losses
                                                                                      -    Upon recall, the borrower must
                                                                                           return the securities loaned within
                                                                                           the normal settlement period

ILLIQUID HOLDINGS

-    The Fund could have difficulty        -    These holdings may offer more         -    The Fund may not invest more than
     valuing these holdings precisely           attractive yields or potential             15% of net assets in illiquid
-    The Fund could be unable to sell           growth than comparable widely              holdings
     these holdings at the time or price        traded securities                     -    To maintain adequate liquidity to
     it desires                                                                            meet redemption, the Fund may hold
                                                                                           investment-grade short-term
                                                                                           securities (including repurchase
                                                                                           agreements and reverse repurchase
                                                                                           agreements) and, for temporary or
                                                                                           extraordinary purposes, may borrow
                                                                                           from banks up to 33 1/3% of the
                                                                                           value of its total assets

SHORT-TERM TRADING

-    Increased trading could raise a       -    The Fund could realize gains in a     -    The Fund generally avoids
     Fund's brokerage and related costs         short period of time                       short-term trading, except to take
-    Increased short-term capital gains    -    The Fund could protect against             advantage of attractive or
     distributions could raise                  losses if a stock is overvalued and        unexpected opportunities or to meet
     shareholders' income tax liability         its value later falls                      demands generated by shareholder
                                                                                           activity
                                                                                      -    The Fund's portfolio turnover rate
                                                                                           for the most recent fiscal year was


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRITIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

            The Fund's Investment Company Act File No. is 811-7843.
        (C) 2002 J.P. Morgan Chase & Co. All Rights Reserved. March 2002

The information in this statement of additional information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                   MARCH 1, 2002
                                                           SUBJECT TO COMPLETION
                                                          DATED JANUARY 18, 2002

                            MUTUAL FUND SELECT GROUP
                        SELECT INTERNATIONAL EQUITY FUND
                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses dated March 1, 2002, as amended, offering shares of the Fund. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of the Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Fund dated October 31, 2001. The Prospectus and the Financial Statements, including the Independent Accountants' Reports thereon, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc. ("JPMFD"), the Fund's distributor (the "Distributor"), at 1211 Avenue of the Americas, 41st floor, New York, NY 10036.
    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
    For more information about the Fund, simply call or write the JPMorgan Funds Service Center at:

Select, Classes A, B and C Shares:  Institutional Shares:
JPMorgan Funds Service Center       JPMorgan Institutional Funds
P.O. Box 219392                     Service Center
Kansas City, MO 64121               500 Stanton Christiana Road
                                    Newark, Delaware 19713
1-800-622-4273                      1-800-766-7722

                                                                SAI-SELINTEQ-102

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Fund..........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   20
Determination of Net Asset Value..................   22
Purchases and Redemptions.........................   23
Distributions; Tax Matters........................   23
Management of the Trust and the Fund..............   28
Codes of Ethics...................................   32
Independent Accountants...........................   37
Certain Regulatory Matters........................   38
General Information...............................   38
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                    THE FUND

    Mutual Fund Select Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. The Trust presently consists of 9 separate series. The Fund is non-diversified, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trustees of the Trust have authorized the issuance and sale of four classes of the Fund: Institutional, Select, Class A and Class B Shares (the "Shares").

    Effective February 28, 2001, the Fund was renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                                    FORMER NAME
--------                                    -----------
JPMorgan Select International Equity Fund   Chase Vista Select International Equity Fund

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. JPMorgan Chase Bank ("Chase") is the investment adviser for the Fund. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Fund. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-adviser.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

    U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, the Fund investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

    FOREIGN SECURITIES. For purposes of the Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its assets situated in such country.

    DEPOSITARY RECEIPTS. The Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies.

    SUPRANATIONAL OBLIGATIONS. The Fund may invest in debt securities issued by supranational organizations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

    MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of the Fund and increase its brokerage and other transaction expenses.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    INVESTMENT GRADE DEBT SECURITIES. The Fund may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB- or higher by S&P, or Baa(3) or higher by Moody's or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Fund is permitted to invest. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    FORWARD COMMITMENTS. The Fund may purchase securities on a forward commitment basis. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments securities will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    To the extent the Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    BORROWINGS. The Fund may borrow money from banks for temporary or short-term purposes. But, the Fund will not borrow money to buy additional securities, which is known as "leveraging".

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed upon price and date. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest in stripped obligations where the underlying obligations are backed by the full faith and credit of the U.S. government.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, the Fund, may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper").
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Fund's purchases and sales of Rule 144A securities and Section 4(2) paper.

    STAND-BY COMMITMENTS. The Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed-upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

    SECURITIES LOANS. To the extent specified in its Prospectus, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

    REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

    DIVERSIFICATION OF THE FUND. The Fund is classified as a "non-diversified" fund under federal securities laws. The Fund's assets may be more concentrated inthe securities of any single issuer or group of issuers than if the Fund was diversified.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Fund may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Fund.

    The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Fund may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Fund's current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed.

    The value of certain derivatives or related instruments in which the Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss.

    There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

    The Fund is not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

    There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

    Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Fund.

    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. The Fund may PURCHASE, SELL or EXERCISE call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, the Fund may
(i) purchase, write and exercise call and put options on securities and securities indices (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Fixed Income Funds may (i) employ interest rate contracts and (ii) purchase and sell mortgage-backed and asset-backed securities.

    Although in most cases these options will be exchange-traded, the Fund may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Fund will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Fund intends to acquire an instrument or enter into a position. For example, the Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Fund may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Fund may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Fund will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. The Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    The Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. The Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of the Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that the Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Fund will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, the Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    The Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    The Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    The Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. The Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    MORTGAGE-RELATED SECURITIES. The Fund may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.

    The Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

    The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. The Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Fund may consider making investments in such new types of mortgage-related securities.

    DOLLAR ROLLS. Under a mortgage "dollar roll," the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time the Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables-SM-" or "CARS-SM-" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. The Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

    STRUCTURED PRODUCTS. The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    The Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When the Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund's fundamental investment limitation related to borrowing and leverage.

                      NON-STANDARDIZED PERFORMANCE RESULTS

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    INDEXED INVESTMENTS. The Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When the Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this Statement of

Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. Except as otherwise indicated herein, the Fund is not subject to any percentage limits with respect to the practices described below.

    Except for the investment policies designated as fundamental herein, the Fund's investment policies (including its investment objective) are not fundamental. However, in the event of a change in the Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

    The Fund:

        (1) may not borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments;

        (2) may make loans, to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law;

        (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

        (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) may not issue any senior security (as defined in the 1940 Act), except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
    (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and
    (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) may not underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction
(3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction
(3) above.

    In addition, the Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

        (1) The Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

        (2) The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund. The Fund has no current intention of making short sales against the box.

        (3) The Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) The Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) The Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

        For purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        As a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of the Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

        In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Fund will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of the Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains and the Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

    The Fund's portfolio turnover rates for the three most recent fiscal years were as follows:

                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
Select International Equity Fund              150%              141%              149%

    Under the advisory agreement and the sub-advisory agreement, the adviser and sub-adviser shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-adviser consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-adviser are not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to the Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to the Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the adviser and sub-adviser. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreement and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the adviser or sub-adviser, the Fund and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. The adviser and sub-adviser report to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Fund pays to the adviser will not be reduced as a consequence of the adviser's or sub-adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Fund. While such services are not expected to reduce the expenses of the adviser or sub-adviser, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

    In certain instances, there may be securities that are suitable for one or more of the Fund as well as one or more of the adviser's or sub-adviser's other clients. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for the Fund, the adviser or sub-adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. When two or more funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

    The Fund paid brokerage commissions for the three most recent fiscal years as follows:

                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
Select International Equity Fund        $2,048,078        $1,510,971        $1,140,517

                            PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of the Fund in the future. From time to time, the performance and yield of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. The Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index, the Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the S&P Mid-Cap Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, the Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of the Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles.

    In connection with the conversion of various common trust funds maintained by Chase into the J.P. Morgan Select Funds (formerly the Chase Vista Select Funds), (the "CTF Conversion"), the Fund was established to receive the assets of The Equity Income Fund of Chemical Bank and the Equity Income Fund of The Chase Manhattan Bank.

    Performance results presented for the Fund, The International Equity Fund of Chemical Bank for periods prior to the consummation of the CTF Conversion.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the J.P. Morgan Select Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    The Fund's total rate of return for any period will be calculated by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    The average annual total rates of return for the Fund, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending October 31, 2000 were as follows:

                            ONE     FIVE    TEN      SINCE     DATE OF
FUND                        YEAR   YEARS   YEARS   INCEPTION  INCEPTION
----                       ------  ------  ------  ---------  ---------
Select International
  Equity Fund               2.71%   9.89%    N/A      7.45%    5/31/93

    Performance presented in the table above and in each table that follows includes the performance of their respective predecessor fund for periods prior to the consummation of the CTF Reorganization. Performance presented for the Fund for periods prior to the consummation of the CTF Reorganization is based on the historical performance of shares of its predecessor fund, adjusted to reflect historical expenses at the levels projected (absent reimbursements) for the Fund at the time of the CTF Reorganization.

    The Fund may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                YIELD QUOTATIONS

    Any current "yield" quotation for a class of shares of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

    The Fund will not quote yields for periods prior to the consummation of the CTF Reorganization.

    Advertisements for the Fund may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds advised by Chase.

    The yield of the Fund for the thirty day period ended October 31, 2000 was as follows:

Select International Equity Fund                    0.23%

                      NON-STANDARDIZED PERFORMANCE RESULTS

    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the Fund from the commencement of operations of the predecessor common trust fund on May 31, 1993. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Fund may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Fund in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Fund with those published for other investment companies and other investment vehicles.

                                                    TOTAL VALUE
                                                    -----------
Select International Equity Fund                      $17,045

                        DETERMINATION OF NET ASSET VALUE

    The Fund computes net asset value once daily on Monday through Friday at the time in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

    The net asset value of the Fund is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Fund less the Fund's pro rata share of the Fund's liabilities. The following is a discussion of the procedures used by the Fund in valuing its assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                           PURCHASES AND REDEMPTIONS

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a financial institution's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent.

    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                           DISTRIBUTIONS; TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Fund and their shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for the Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Under the current view of the Internal Revenue Service, if the Fund invests all of its assets in another open-end, management investment company which is classified as a partnership for federal income tax purposes, the Fund will be deemed to own a proportionate share of the income of the portfolio into which it contributes all of its assets for purposes of determining whether the Fund satisfies the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

    In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    If the Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    The Fund may either retain or distribute to shareholders its net realized capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

    Conversely, if the Fund elects to retain its net realized capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    For purposes of the Corporate AMT and the environmental Superfund tax, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

    Distributions by the Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt- interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend.

Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                      MANAGEMENT OF THE TRUST AND THE FUND

                             TRUSTEES AND OFFICERS

    The Trustees of the Trust are also the Trustees of the Fund. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001, Former Chairman, Pierpont Group, since prior to 1993. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of the Chase Manhattan Private Bank. Address: 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20, 1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is
January 26, 1936.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended December 31, 2000. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to determine the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Fund and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the

Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

                                        AGGREGATE TRUSTEE       PENSION OR RETIREMENT    TOTAL COMPENSATION
                                     COMPENSATION PAID BY THE  BENEFITS ACCRUED BY THE       PAID FROM
                                        TRUST DURING 2000         "FUND COMPLEX"**       "FUND COMPLEX" (1)
                                     ------------------------  -----------------------  --------------------
William J. Armstrong, Trustee                $ 6,551                  $ 41,781                $ 90,000
Roland R. Eppley, Jr., Trustee               $ 6,655                  $ 58,206                $ 91,000
Ann Maynard Gray,
  Trustee                                        N/A                       N/A                $ 75,000
Matthew Healey, Trustee and
  President of the Board of
  Trustees (2)                                   N/A                       N/A                $ 75,000
Fergus Reid, III, Trustee and
  Chairman of the Board of
  Trustees                                   $14,910                  $110,091                $250,850
James J. Schonbachler, Trustee                   N/A                       N/A                $ 75,000
Leonard M. Spalding, Jr.,
  Trustee *                                  $ 6,566                  $ 35,335                $ 89,000
H. Richard Vartabedian, Trustee              $ 9,747                  $ 86,791                $134,350

------------------------

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the Former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Board of Trustees of the Trust met five times during the 2000 calendar year, and each of the Trustees attended at least 75% of the meetings of the Board and any committee on which he or she serves.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous financial and operations positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko is the Chief Operating Officer for the J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining
J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for
J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President,
J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment

Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998,
Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, JPMIM. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the J.P. Morgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting J.P. Morgan Chase (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of December 31, 2001, the officers, Trustees as a group owned less than 1% of the shares of the Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                            ADVISER AND SUB-ADVISER

    Effective February 28, 2001, J. P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM (USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Fund with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement and the sub-adviser's agreement with the adviser, the adviser and sub-adviser are permitted to render services to others. The advisory agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreement provides that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    The Fund's Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for the Fund.

    In approving the Advisory Agreement, the Board of Trustees of the Fund focused primarily on the nature, quality and scope of the operations and services provided by the Adviser to the Fund and comparative fee information concerning other investment companies with similar investment objectives and policies. The Fund's Board of Trustees compared the terms of the Advisory Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to the Adviser of its relationship with the Fund. In addition, the Fund's Board of Trustees considered the commitment of the Adviser to maintain the services provided to the Fund, and met with representatives of the Adviser to discuss the financial condition of the Adviser and the Adviser's intentions with respect to the management of the Fund. In addition to the foregoing primary considerations, the Fund's Board of Trustees considered whether there were any conditions likely to affect the ability of the Adviser to retain and attract qualified personnel to manage the Fund. The Fund's Board of Trustees requested and reviewed, with the assistance of its own legal counsel, materials furnished by the Adviser. These materials included financial statements as well as other written information regarding the Adviser and its personnel, operations and financial condition. In connection with these considerations, the Board considered possible alternatives to approval of the advisory agreements.

    The Board of Trustees of the Fund concluded that the Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of each agreement was in the best interest of the Fund and its shareholders.

    The equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify stocks.

    In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM (USA) as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

    Prior to February 28, 2001, the adviser to the Fund was The Chase Manhattan Bank. The day to day management of the Fund was handled by the sub-adviser, Chase Fleming Asset Management (USA) Inc.

    JPMFAM (USA)., on behalf of the Fund, has entered into an investment sub-advisory agreement with Chase Fleming Asset Management (London) Limited ("CFAM (London)"). With respect to the day-to-day management of the Fund, under the sub-advisory agreement, the sub-adviser makes decisions concerning, and place all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The sub-adviser may, in its discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of JPMFAM (USA).; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-adviser. This arrangement will not result in the payment of additional fees by the Fund.

    JPMFAM (USA), a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM
(USA) is located at 522 Fifth Avenue, New York, New York 10036.

    CFAM (London) is an indirect wholly-owned subsidiary of the Adviser. CFAM (London) is registered with the Securities and Exchange Commission and is regulated by the Investment Management Regulatory Organization (IMRO) as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CFAM (London) also serve as portfolio managers for Chase. CFAM (London) is located at Colvile House, 32 Curzon Street, London W1Y8AL.

    In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the relevant

Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CFAM (London) in the case of the International Equity Fund will be entitled to receive such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.

    For the three most recent fiscal years, the Advisor earned advisory fees and voluntarily waived the amounts in parentheses as follows:

                                YEAR ENDED             YEAR ENDED             YEAR ENDED
                             OCTOBER 31, 1998       OCTOBER 31, 1999       OCTOBER 31, 2000
                           ---------------------  ---------------------  ---------------------
Select International
  Equity Fund              2,517,887  (2,517,887) 2,211,578  (2,211,578) 2,536,605  (1,461,086)

                                 ADMINISTRATOR

    Pursuant to a separate Administration Agreement (the "Administration Agreement"), Chase is the administrator of the Fund. Chase provides certain administrative services to the Fund, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreement Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement are terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In addition, the Administration Agreement provides that, in the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from the Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all money market funds in the JPMorgan Funds Complex plus 0.75% of the average daily net assets over $25 billion. Chase may voluntarily waive a portion of the fees payable to it with respect to the Fund on a month-to-month basis.

    Under prior arrangements, the Administrator earned administrator fees and voluntarily waived the amounts in parentheses for the period indicated as follows:

                                YEAR ENDED             YEAR ENDED             YEAR ENDED
                             OCTOBER 31, 1998       OCTOBER 31, 1999       OCTOBER 31, 2000
                           --------------------   --------------------   --------------------
Select International
  Equity Fund               252,158    (252,158)   221,158    (221,158)   253,660     (17,097)

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's distributor.

    The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. The Distributor is an indirect subsidiary of The BISYS Group, Inc. and is unaffiliated with J.P. Morgan Chase & Co. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space. Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the Distributor and its affiliates, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other JPMorgan Funds.

    The Distribution Agreement is currently in effect and will continue in effect thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

    The Distributor may provide promotional incentives to broker-dealers that meet specified sales targets for one or more JPMorgan Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

    The Distributor may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other JPMorgan Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by the Distributor out of compensation retained by it from the Fund or other sources available to it.

    In consideration of the services provided by the Distributor pursuant to a prior Distribution and Sub-Administration Agreement, the Distributor received an annual fee, payable monthly, of 0.05% of the net assets of each of the Trust's portfolios. The Distributor may have voluntarily waived a portion of the fees payable to it under the prior Distribution Agreement with respect to the Fund on a month-to-month basis.

    For the three most recent fiscal years, the Distributor earned sub-administrator fees and voluntarily waived the amounts in parentheses as follows:

                              YEAR ENDED         YEAR ENDED         YEAR ENDED
                           OCTOBER 31, 1998   OCTOBER 31, 1999   OCTOBER 31, 2000
                           -----------------  -----------------  -----------------
Select International
  Equity Fund              125,525  (125,525) 114,241  (104,165) 126,830  (101,674)

                          SHAREHOLDER SERVICING AGENT

    The Trust has entered into a Shareholder Servicing Agreement (a "Servicing Agreement") with Chase to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    In consideration of the service provided by the Shareholder Servicing Agent pursuant to the Shareholder Servicing Agreement, the Shareholder Servicing Agent receives from the Fund a fee of 0.25% for the Select, Class A and Class B shares, expressed as a percentage of the average daily net asset values of Fund shares. The Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

    Under prior arrangements, the Fund paid the following in Shareholder servicing fees:

                                                01/03/00
                                            THROUGH 10/31/00
                                          ---------------------
Select International Equity Fund            532,407    (532,407)

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A and B shares of the Fund which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of Shares of the Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of the Fund may also benefit the Fund's other Shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B pay a Distribution Fee of up to 75% of average daily net assets. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.75% annualized of the average net asset values of Investor Class shares maintained in the Fund by such broker-dealers' customers. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distribution and expenses incurred in excess of Distribution Fees paid. In determining whether to purchase Class B shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares.

    Each class of shares are entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of its affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                                 TRANSFER AGENT

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

                                   CUSTODIAN

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolio of the Fund. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245.

                            INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Fund's Annual Reports to Shareholders for the fiscal year ended October 31, 2000, and the related financial highlights which appear in the Prospectus, have been incorporated herein and included in the Prospectus in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Fund, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Fund with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                                    EXPENSES

    The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

    Chase has agreed that it will reimburse the Fund until February 28, 2003 to the extent necessary to maintain the Fund's total operating expenses at the following annual rates of the Fund's average daily net assets. These limits do not cover interest, taxes, extraordinary expenses, and expenses related to the deferred compensation plan.

                             Class A Shares  1.50%
                             Class B Shares  2.00%

                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Select Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1996. The Trust currently consists of ten series of shares of beneficial interest, par value $.001 per share. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

    The Fund currently issues a single class of shares but may, in the future, offer other classes of shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS

    As of December 31, 2001, the following owned of record, directly or indirectly 5% or more of the outstanding shares of the Fund.

Balsa & Co. Rebate Account                                                66.31%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558

Liva & Company                                                            14.50%
Rebate Account
c/o Chase Manhattan Bank
Attn: Mutual Fund Operations
P.O. Box 31412
Rochester, NY 14603-1412

Penlin & Co. Rebate Account                                               10.88%
C/O Chase Manhattan Bank
Attn: MUT FDS/T-C
PO Box 31412
Rochester, NY 14603-1412

                              FINANCIAL STATEMENTS

    The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's October 31, 2000 annual report filing made with the SEC on December 29, 2000 (Accession No. 0000950146-00-001007) and the Fund's Semi-Annual dated April 30, 2001 filed on July 10, 2001 (Accession No. 0000912057-01-523257). These
financial statements are available upon request by calling JPMorgan Funds Services Center at (800) 348-4782.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguared during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                     PART C


                            MUTUAL FUND SELECT GROUP
                            PART C. OTHER INFORMATION

ITEM 23.   Exhibits

Exhibit
Number
- -------
(a)         Declaration of Trust (1)
(b)         By-laws. (1)
(d) 1       Form of Investment Advisory Agreement. (1)

(d) 2       Form of Investment Subadvisory Agreement. (1)
            Manhattan Bank and Chase Asset Management (London) Limited (1)
(e)         Form of Distribution Agreement.(5)
(f) 1       Form of Retirement Plan for Eligible Trustees.(2)
(f) 2       Form of Deferred Compensation Plan for Eligible Trustees. (2)
(g)         Form of Custodian Agreement. (1)
(h) 1       Form of Transfer Agency Agreement. (1)
(h) 2       Form of Administration Agreement. (1)

(i)         Opinion re: Legality of Securities being Registered. (4)
(l)         Form of Share Purchase Agreement. (3)
(m)         Form of Rule 18f-3 Multi-Class Plan.(5)
Ex. 99(a)   Powers of Attorney for:
            William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann
            Maynard Gray, Matthew Healey, Fergus Reid, III, James J.
            Schonbachler, Leonard M. Spalding, H. Richard Vartabedian and
            David Wezdenko.(5)


---------------------

(1) Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-13317) as filed with the Securities and Exchange Commission on October 2, 1996.
(2) Incorporated by reference to Amendment No. 6 to the Registration Statement on Form N-1A of Mutual Fund Group (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.
(3) Filed as an exhibit to Pre-effective Amendment No. 1 as filed with the Securities and Exchange Commission on November 15, 1996.
(4) Filed as an exhibit to Pre-effective Amendment No. 2 as filed with the Securities and Exchange Commission on December 19, 1996.
(5) Incorporated by reference to Amendment No. 9 to the Registration Statement filed with the SEC on September 7, 2001.


ITEM 24.  Persons Controlled by or Under Common
          Control with Registrant


          Not applicable

ITEM 25.  Indemnification


          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 26.  Business and Other Connections of Investment Adviser.

The business of the Adviser is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J.P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

ITEM 27.  Principal Underwriters


          (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

           J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 1211 Avenue of the Americas, New York, New York 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.

           J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

           Fleming Mutual Fund Group, Inc.
           J.P. Morgan Funds
           J.P. Morgan Institutional Funds
           J.P. Morgan Series Trust

           J.P. Morgan Series Trust II

           Mutual Fund Group
           Mutual Fund Investment Trust

           Mutual Fund Master Investment Trust

           Mutual Fund Select Group
           Mutual Fund Select Trust
           Mutual Fund Trust
           Mutual Fund Variable Annuity Trust


           Growth and Income Portfolio




          (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

                                    Position and Offices                                Position and Offices
Name and Address                    with Distributor                                    with the Registrant
- ----------------                    --------------------                                --------------------

Lynn J. Mangum                      Chairman                                             None
90 Park Ave.
New York, NY 10016

Margaret Warner Chambers            Vice President                                       None
90 Park Ave.
New York, NY 10016

Charles Linn Booth                  Vice President/Compliance Officer                    None
3435 Stelzer Road
Columbus, OH 43219

Dennis Sheehan                      Director                                             None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                       Secretary                                            None
90 Park Ave.
New York, NY 10016

Edward S. Forman                    Assistant Secretary                                  None
90 Park Ave.
New York, NY 10016

Olu T. Lawal                        Fin/Op                                               None
90 Park Ave.
New York, NY 10016

Patrick William McKeon              Vice President/Chief Compliance                      None
90 Park Ave.                          Officer
New York, NY 10016

William J. Tomko                    President                                            None
3435 Stelzer Road
Columbus, OH 43219

          (c) Not applicable

ITEM 28.  Location of Accounts and Records


          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:


                  Name                                               Address
                  ----                                               -------
J.P. Morgan Fund Distributors, Inc.                                  12ll Avenue of the Americas
                                                                     New York, NY 10036

DST Systems, Inc.                                                    210 W. 10th Street,
                                                                     Kansas City, MO 64105

JPMorgan Chase Bank                                                  270 Park Avenue,
                                                                     New York, NY 10017

J.P. Morgan Fleming Asset Mangement, Inc. (USA)                      522 Fifth Avenue
                                                                     New York, NY 10036

J.P. Morgan Fleming Asset Management, (London) Limited               Colvile House
                                                                     32 Curzon Street
                                                                     London, England W1Y8AL

JPMorgan Chase Bank                                                  One Chase Square,
                                                                     Rochester, NY 14363


ITEM 29.  Management Services


          Not applicable


ITEM 30.  Undertakings


                  (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                  (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(a) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 18th day of January, 2002.

                                              MUTUAL FUND SELECT GROUP

                                              By: /s/ George Gatch
                                              --------------------------
                                                      George Gatch
                                                      President

                                                  /s/ David Wezdenko
                                              --------------------------
                                                      David Wezdenko
                                                      Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on January 18, 2002.

             *                     Chairman and Trustee
- -------------------------------
    Fergus Reid, III

             *                     Trustee
- -------------------------------
    William J. Armstrong

             *
- -------------------------------  Trustee
    Roland R. Eppley, Jr.

             *                     Trustee
- -------------------------------
    Ann Maynord Gray

             *                     Trustee
- -------------------------------
    Matthew Healey

             *
- -------------------------------  Trustee
    James J. Schonbachler

             *                     Trustee
- -------------------------------
    Leonard M. Spalding, Jr.

             *                     Trustee
- -------------------------------
    H. Richard Vartabedian

*By: /s/ David Wezdenko
- -------------------------------
        David Wezdenko
        Attorney-in-Fact

                                 EXHIBIT INDEX

          EXHIBIT NO.                 DESCRIPTION
          -----------                 -----------

          None